UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 7, 2012

SAPIENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-28074	04-3130648
(Commission File Number)	(IRS Employer Identification No.)

131 Dartmouth Street, Boston, MA	02116
(Address of Principal Executive Offices)	(Zip Code)

(617) 621-0200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 7, 2012, the Board of Directors of Sapient Corporation (the “Company”) appointed Karl Stubelis, the Company’s Vice President – Finance and Corporate Controller, to serve in the additional role of Chief Accounting Officer.  Mr. Stubelis reports to Joseph S. Tibbetts, Jr., the Company’s Senior Vice President and Chief Financial Officer.  Mr. Tibbetts served as Chief Accounting Officer prior to Mr. Stubelis’ designation.

Mr. Stubelis, age 46, has over 20 years of experience in finance and operations.  Mr. Stubelis joined the Company as Vice President – Finance in November 2004 and became Corporate Controller in September 2009.  Prior to joining the Company, Mr. Stubelis served as the controller for RSVP Corp., a direct mail company, in 2003 and for Corporate Sports Incentives, an incentive rewards company, in 2002. He also served as the Chief Financial Officer at Affinity Partners LLC, a marketing agency, from 1998 to 2001.  Prior to that, Mr. Stubelis served in a variety of financial and operational capacities at Arthur D. Little, Raytheon Company, and Sullivan & Associates, P.C.  Mr. Stubelis received his finance degree from the University of Vermont and his MBA from Suffolk University.

Item 5.07  Submission of Matters to a Vote of Security Holders.

The following is a brief description of, and voting results for, each matter voted on by the Company’s stockholders at the 2012 Annual Meeting of Stockholders, which was held on June 7, 2012:

Proposal One – Election of Director

The Company’s eight director nominees were elected to serve on the Company’s Board of Directors until its 2013 Annual Meeting of Stockholders, as follows:

Director	For	Withheld	Broker Non-Votes
James M. Benson	119,608,006	1,775,277	9,627,801
Hermann Buerger	120,023,459	1,359,824	9,627,801
Jerry A. Greenberg	117,862,201	3,521,082	9,627,801
Alan J. Herrick	117,876,198	3,507,085	9,627,801
J. Stuart Moore	117,847,063	3,536,220	9,627,801
Robert L. Rosen	121,222,791	160,492	9,627,801
Ashok Shah	120,485,303	897,980	9,627,801
Vijay Singal	120,056,607	1,326,676	9,627,801

Proposal Two – Appointment of Independent Registered Public Accounting Firm

The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2012 was ratified, as follows:

For	Against	Abstained	Broker Non-Votes
127,501,587	3,482,139	27,358	N/A

Proposal Three – Stockholder Advisory Vote on Executive Compensation:

The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers.  The voting results are as follows:

For	Against	Abstained	Broker Non-Votes
120,074,187	1,251,769	57,327	9,627,801

Item 8.01  Other Events.

On June 8, 2012, the Company issued a press release announcing that its Board of Directors elected the Company’s president and chief executive officer, Alan Herrick, and its co-founder, Jerry Greenberg, as co-chairmen of the Board of Directors.  The Company also announced that Jim Benson will assume the new role of lead independent director.  Mr. Benson will also serve as chairman of the Governance & Nominating Committee.

A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01  Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description
99.1	Press Release, dated June 8, 2012, issued by Sapient Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 8, 2012	SAPIENT CORPORATION
(Registrant)

/s/ Joseph A. LaSala, Jr.
Joseph A. LaSala, Jr.
Senior Vice President, General Counsel and Secretary